1. Business, Going Concern, Liquidity and Summary of Significant Accounting Policies: Product Warranty Liabilities (Policies)	12 Months Ended
Mar. 31, 2017
Policies
Product Warranty Liabilities

Product Warranty Liabilities

Prolieve products are covered by warranties against defects in material and workmanship for periods of up to 12 months. We record a liability for warranty claims at the time of sale based on the trend in the historical ratio of product failure rates, material usage and service delivery costs to sales, the historical length of time between the sale and resulting warranty claim and other factors. The accrued liability for warranty provisions was approximately $9,200 and $38,000 as of March 31, 2017 and March 31, 2016, respectively.